TIAA-CREF FUNDS
FUNDS-OF-FUNDS
(each, a series of the TIAA-CREF Funds (the “Trust”))

SUPPLEMENT NO. 1
dated August 12, 2011
to the Statement of Additional Information
dated February 1, 2011, as amended April 29, 2011 (“SAI”)

CHANGES TO SAI COVER PAGE

The cover page to the SAI is hereby amended in its entirety and replaced as follows:

“STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF FUNDS

FUNDS-OF-FUNDS

APRIL 29, 2011, AS SUPPLEMENTED AUGUST 12, 2011 (FOR THE LIFECYCLE 2055 FUND AND THE LIFECYCLE INDEX 2055 FUND (“2055 FUNDS”))

FEBRUARY 1, 2011, AS SUPPLEMENTED AUGUST 12, 2011 (FOR THE LIFECYCLE RETIREMENT INCOME FUND, LIFECYCLE 2010 THROUGH LIFECYCLE 2050 FUNDS, LIFECYCLE INDEX RETIREMENT INCOME FUND, LIFECYCLE INDEX 2010 THROUGH LIFECYCLE INDEX 2050 FUNDS AND MANAGED ALLOCATION FUND (“OTHER FUNDS”))

Tickers by Class

	Retail	Retirement	Premier	Institutional
Lifecycle Retirement Income Fund	TLRRX	TLIRX	TPILX	TLRIX
Lifecycle 2010 Fund	—	TCLEX	TCTPX	TCTIX
Lifecycle 2015 Fund	—	TCLIX	TCFPX	TCNIX
Lifecycle 2020 Fund	—	TCLTX	TCWPX	TCWIX
Lifecycle 2025 Fund	—	TCLFX	TCQPX	TCYIX
Lifecycle 2030 Fund	—	TCLNX	TCHPX	TCRIX
Lifecycle 2035 Fund	—	TCLRX	TCYPX	TCIIX
Lifecycle 2040 Fund	—	TCLOX	TCZPX	TCOIX
Lifecycle 2045 Fund	—	TTFRX	TTFPX	TTFIX
Lifecycle 2050 Fund	—	TLFRX	TCLPX	TFTIX
Lifecycle 2055 Fund	—	TTRLX	TTRPX	TTRIX
Lifecycle Index Retirement Income Fund	—	TRCIX	TLIPX	TRILX
Lifecycle Index 2010 Fund	—	TLTRX	TLTPX	TLTIX
Lifecycle Index 2015 Fund	—	TLGRX	TLFPX	TLFIX
Lifecycle Index 2020 Fund	—	TLWRX	TLWPX	TLWIX
Lifecycle Index 2025 Fund	—	TLQRX	TLVPX	TLQIX
Lifecycle Index 2030 Fund	—	TLHRX	TLHPX	TLHIX
Lifecycle Index 2035 Fund	—	TLYRX	TLYPX	TLYIX
Lifecycle Index 2040 Fund	—	TLZRX	TLPRX	TLZIX
Lifecycle Index 2045 Fund	—	TLMRX	TLMPX	TLXIX
Lifecycle Index 2050 Fund	—	TLLRX	TLLPX	TLLIX
Lifecycle Index 2055 Fund	—	TTIRX	TTIPX	TTIIX
Managed Allocation Fund	TIMRX	TITRX	—	TIMIX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above referenced series, which are investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). This SAI is not a prospectus, but is incorporated by reference into and is made part of (i) the prospectuses for the 2055 Funds each dated April 29, 2011 and (ii) the prospectuses for the Other Funds each dated February 1, 2011, as supplemented (collectively, the “Prospectuses” and each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877 518-9161.

This SAI describes eleven Lifecycle Funds, eleven Lifecycle Index Funds and the Managed Allocation Fund. Each Lifecycle Fund and Lifecycle Index Fund, as well as the Managed Allocation Fund, offers Retirement Class and Institutional Class shares. Each Lifecycle Fund and Lifecycle Index Fund also offers Premier Class shares and the Lifecycle Retirement Income Fund and Managed Allocation Fund offer Retail Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The Funds’ audited financial statements for the fiscal year ended September 30, 2010 are incorporated into this SAI by reference to the Funds’ Annual Reports for that year to shareholders. The Funds will furnish you, without charge, a copy of the Annual Reports on request.

INVESTMENT POLICIES

The reference to “33%” set forth in paragraph number 2 in the section entitled “Fundamental Policies” beginning on page B-2 of the SAI is hereby changed to “33⅓%”.

CHANGES TO TRUSTEE INFORMATION

Certain biographical information for two members of the Board of Trustees has been updated in the chart entitled “Disinterested Trustees” in the section entitled “Management of the Trust” beginning on page B-23 of the SAI as follows: (1) The entry for Forrest Berkley under the column entitled “Other Directorships Held By Trustees” in the chart is hereby replaced in its entirety to read as follows: “Director of GMO; Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation, the Butler Conservation Fund, Inc. and the Elmina B. Sewall Foundation; and Former Director, Appalachian Mountain Club.”; (2) The entry for Bridget A. Macaskill under the column entitled “Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications” in the chart is hereby replaced in its entirety to read as follows: “Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (since 2009), First Eagle Investment Management (2009–2010); Principal, BAM Consulting LLC (2003–2009); and Independent Consultant for Merrill Lynch (2003–2009).”; and (3) The entry for Ms. Macaskill under the column entitled “Other Directorships Held By Trustees” in the chart is hereby replaced in its entirety to read as follows: “Director, Prudential plc; Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and North Shore Land Alliance. Former Director, William T. Grant Foundation; J. Sainsbury plc; International Advisor Board; British-American Council; Scottish & Newcastle plc (brewer); Governors Committee on Scholastic Achievement; and Federal National Mortgage Association (Fannie Mae).”

Forrest Berkley has been appointed as the new chair of the Investment Committee of the Board of Trustees. Accordingly, the last sentence of the second numbered paragraph under the section entitled “Board Committees” beginning on page B-27 of the SAI is hereby amended in its entirety to read as follows (changes denoted in bold): “The current members of the Investment Committee are Mr. Berkley (chair), Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.”

CHANGES TO THE FUNDS’ OFFICERS

Eugene Flood, Jr. has been appointed an Executive Vice President of the Funds. Accordingly, the following information for Mr. Flood is hereby added to the chart entitled “Officers” in the section entitled “Management of the Trust” beginning on page B-25 of the SAI:

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience

Eugene Flood, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Executive Vice President	One-year term. Executive Vice President since 2011.

Executive Vice President, Diversified Business of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2011). President, Chief Executive Officer and Director, TIAA-CREF Redwood, LLC (“Redwood”) (since 2011). Director, Covariance Capital Management, Inc. (“Covariance”) (since 2011). Director of Kaspick & Company LLC (since 2011). Former President and Chief Executive Officer (2000–2010) and Director (1994–2010) of Smith Breeden Associates, Inc., an investment adviser. Former Trustee of the TIAA-CREF Fund Complex (2005–2011). Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management (since 2000).

A13130 (8/11)